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                                                                       Exhibit 1

                            STOCK PURCHASE AGREEMENT

         AGREEMENT dated November 19, 1998, by and among Gilman & Ciocia, Inc., a Delaware corporation with a principal office at 475 Northern Boulevard, Great Neck, NY 11021 ("Purchaser"), Daniel R. Levy, an individual with an address at 17 Buttonwood Drive, Dix Hills, New York 11746 ("Levy"), and Joseph Clinard, an individual with an address at 3 Coyler Drive, Greenlawn, New York 11740 ("Clinard") (Levy and Clinard will be referred to herein as "Sellers" and individually as a "Seller").

                              W I T N E S S E T H :

         WHEREAS, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Seller, all of the capital stock of North Shore Capital Management Corp., a New York corporation ("North Shore"), and North Ridge Securities Corp., a New York corporation ("North Ridge") (collectively, North Shore and North Ridge will be referred to herein as the "Company"), upon the terms hereinafter set forth;

         NOW, THEREFORE, in consideration of the covenants set forth herein and in reliance on the representations and warranties contained herein, the parties hereto hereby agree as follows:

         Section 1.  Purchase and Sale of Stock.

         On the Closing Date (hereinafter defined), Seller shall sell, assign, transfer and deliver, unto Purchaser, and its successors and assigns forever, free and clear of all Liens (as defined in Section 5.5 hereof) all right, title, interest and claims in or to all of the issued and outstanding capital stock (the "Shares") of the Company.

         Section 2.  Status of Assets and Liabilities.

         2.1. Acquired Assets. Sellers jointly and severally represent and warrant to Purchaser and acknowledge and confirm that each such representation and warranty shall be deemed to be material and that Purchaser is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, any investigation made by Purchaser or on its behalf notwithstanding, except as otherwise specifically set forth herein and in the Schedules hereto: the Company owns free and clear of Liens (as defined in Section 5.5 hereof) or is using, pursuant to a valid and effective license or lease described in the Schedules hereto, all of the business, properties, contracts and assets of the Company or used by the Company in its business as conducted since January 1, 1998, real, personal or mixed, tangible or intangible, together with the goodwill of the Company, all as the same existed on June 30, 1998, except for those assets disposed of in the ordinary course of business consistent with past practice in arms-length
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transactions with unaffiliated parties, together with any additions thereto after such date, (hereinafter, other than the Excluded Assets (as defined in Section 2.2 below) sometimes together referred to as the "Acquired Assets").

         2.2. Excluded Assets. The Acquired Assets do not include the assets (herein collectively referred to as the "Excluded
Assets") of the Company as follows:

                  (a) counterclaims and cross claims to the extent relating to any liability against which the Sellers indemnify Purchaser hereunder;

                  (b) insurance claims and rights under insurance policies to the extent relating to any liability against which the Sellers indemnify Purchaser hereunder;

                  (c) the personal property listed on Schedule 2.2 hereto; and

                  (d) the remaining installments totaling $185,000 due to the Company from Met Life in connection with the settlement of the litigation entitled North Shore Management Corp., et al. v. Metropolitan Life Insurance Company, et al., New York State Supreme Court, Suffolk County (Index No. 94-17852).

in each case, to the extent not reflected as an asset on any balance sheet of the Company.

         Section 3. Consideration. The purchase price (the "Purchase Price") for the Shares shall be total consideration of $5,000,000 plus the difference (such difference being referred to herein as the "Excluded Cash Amount") of the Company's tangible assets, other than property, plant and equipment, minus all of its liabilities as of October 31, 1998 determined in accordance with generally accepted accounting principles applied on a consistent basis with the Company's June 30, 1998 financials, which shall be delivered in good funds to Sellers at the Closing (as that term is defined in Section 4 below), to be allocated as follows: $4,500,000 to the Shares of North Ridge and $500,000 to the Shares of North Shore, and the Excluded Cash Amount in accordance with the balance sheets of the Company as of October 31, 1998, provided that for every $1.00 less than $5.5 million that North Ridge and North Shore generate in combined net revenues (meaning gross revenues earned by such companies less bad debt and consumer refunds) from all sources from January 1, 1999 to December 31, 1999, the Purchase Price shall be reduced $.91. Upon determination of such combined net revenues, Sellers shall pay to the Purchaser the amount of any such reduction in Purchase Price. Any provision herein to the contrary notwithstanding, no price adjustment shall be made if the Purchaser shall be or have been a debtor in bankruptcy, whether by voluntary or involuntary action, at any time prior to December 31, 1999, and no Purchase Price reduction shall be made on

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account of lost revenues resulting from the suspension or permanent cessation of the Company's operations pursuant to an injunction obtained by the Securities and Exchange Commission. The Purchaser shall pay $250,000 in respect of the Excluded Cash Amount in accordance with Section 8.5 below. Purchase price shall be paid 60% to Levy and 40% to Clinard.

         Section 4. Closing. The consummation of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place on or about the date hereof (the "Closing Date").

         Section 5. Representations and Warranties of Sellers. Sellers, jointly and severally, represent and warrant to Purchaser as follows, and acknowledge and confirm that each such representation and warranty shall be deemed to be material and that Purchaser is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Purchaser or on its behalf.

         5.1. Proper Authority and Structure. The Company has the power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Company has no subsidiaries or equity investments in any entities.

         5.2.  Consents, Authorizations and Binding Effect.

                  (a) Sellers may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise.

                  (b) This Agreement has been duly authorized, executed and delivered by Sellers and constitutes the legal, valid and binding obligation of Sellers, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement will not:

                  (i) conflict with, result in the breach of, constitute a default, with or without notice and/or lapse of time, under, result in being declared void or voidable any provision of, or result in any right to terminate or cancel any contract, lease, agreement, license, commitment or purchase order to which Company or Sellers or any of their properties is bound;

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                  (ii) conflict with either Company's Certificates of
         Incorporation or By-Laws, which are annexed hereto, together with all amendments thereto, as Schedule 5.2(b);

                  (iii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to any of Sellers, the Company's assets or the business and operations of either of North Ridge or North Shore (collectively, the "Business"), excluding, however, the following: any consent, approval, authorization or similar action that my be required by any federal, state, and/or municipal agency, the National Association of Securities Dealers, Inc., or any other regulatory body with regard to securities or anti-trust laws governing Purchaser, Purchaser's business, or Purchaser's involvement in the transaction contemplated hereby; or

                  (iv) result in the acceleration of any debt or other obligation of Sellers or the Company or the creation of any Lien (as defined in Section 5.5) upon any of the Company's assets.

         5.3. Owners of Company. Sellers are the only beneficial or registered owners of the Company, and the true and correct addresses of all of their residences are set forth on the first page hereof.

         5.4.  Financial Representations.

                  (a) The Sellers have caused to be maintained the Company's books of account in accordance with applicable laws, rules and regulations, and such books and records are and, during the periods covered by the Financial Statements (hereinafter defined), were correct and complete in all respects, and completely and accurately reflect the transactions of the Business and the income, expenses, assets and liabilities of the Business, including the nature thereof and the transactions giving rise thereto.

                  (b) Included in Schedule 5.4 are the audited balance sheets of the Business as of June 30, 1998 and June 30, 1997, and the related audited statements of income and of cash flows for the fiscal years ended each such June 30th, reported on by Lawrence B. Goodman & Company, P.A. and the unaudited balance sheet of the Business as of September 30, 1998 and the related statements of income for the 3 months ended September 30, 1997 and September 30, 1998, (the balance sheet of the Business as of September 30, 1998 being referred to as the "Balance Sheet")

                  (c) The Financial Statements have been prepared from the books of account of the Seller, in conformity with generally accepted accounting principles consistently applied ("GAAP"), and present fairly the financial position of the Business as of the

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date of such statements and the results of operations of the Business for the periods covered thereby. The Financial Statements reflect all necessary adjustments and reserves for losses and contingencies.

                  (d) Except as indicated on Schedule 5.9(a) hereto, the Business and the Company have no liabilities (including, without limitation, unasserted claims, whether known or unknown, matured or unmatured, absolute, contingent or otherwise) that, in accordance with GAAP, are required to be reflected, and are not reflected or are in excess of the amount reflected, in the Balance Sheet or notes thereto except those incurred since the date of the Balance Sheet in the ordinary course of business, consistent with past practice, in arms' length transactions with unrelated parties, and which do not have and cannot reasonably be expected to have, in the aggregate, a material adverse effect on the business, financial condition or prospects of the Business (a "Material Adverse Effect").

         5.5.  Title and Condition of Assets.

                  (a) The Sellers have good and marketable title to the Shares, free and clear of liens, encumbrances, claims of third parties, security interests, mortgages, pledges, agreements, options and rights of others of any kind whatsoever, whether or not filed, recorded or perfected, and including, without limitation, any conditional sale or title retention agreement or lease in the nature thereof or any financing statements filed in any jurisdiction or any agreement to give any such financing statements (hereinafter collectively referred to as "Liens").

                  (b) North Ridge and North Shore have good and marketable title to the Acquired Assets free and clear of Liens or are using them pursuant to a valid and effective license or lease described in the Schedules hereto.

                  (c) The equipment and the other tangible assets included in the Acquired Assets and listed on Schedule 5.5 hereto are in good operating condition, order and repair, are suitable for the purposes for which they are being used and constitute all of the assets used in the operations of, and necessary to operate, the Business as conducted during the two years prior to the date hereof. None of the Acquired Assets has been affected by any fire, accident, act of God or any other casualty that materially and adversely impairs its function in the Business. The Business is not conducted under any restriction imposed upon the Company (but not imposed upon other similar businesses in the locality where its business is located).

                  (d) Schedule 5.5 hereto includes a complete and correct list and a summary description of all material tangible personal property in the nature of equipment owned or leased by the Company and used in connection with the Business. None of such property is leased.

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         5.6. [Omitted]

         5.7. [Omitted]

         5.8. Insurance.

                  (a) Schedule 5.8 hereto contains a copy of all of the policies of insurance maintained by the Company. Such policies are underwritten by financially sound and reputable insurers.

                  (b) No claims are pending or, to the knowledge of the Company, threatened under any of the Company's casualty or liability insurance policies, and no claim has been made thereunder during the three (3) years preceding the date hereof. All premiums due and payable thereon have been paid, and all such policies are in full force and effect in accordance with their respective terms. No outstanding claims or liabilities, exist, whether fixed or contingent, under any medical reimbursement plan or any other plan or policy under which the Company acts as a self-insured.

         5.9.  Litigation and Compliance.

                  (a) Except as disclosed on Schedule 5.9(a) annexed hereto, there are no actions, suits, claims or proceedings or governmental or administrative investigations pending or, to the knowledge of Sellers or the Company, threatened, nor, to the knowledge of Company, is there any reasonable basis for any such action, suit, claim or proceeding (i) by, against or otherwise involving any of Sellers, the Company, or any of Company's officers, directors, employees or agents, any of the Acquired Assets or any asset or property of others leased or used by the Company pursuant to an agreement or
(ii) which questions or challenges the validity of this Agreement or any action taken or to be taken pursuant to this Agreement.

                  (b) The Company is in substantial compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any violation by it of, any statute, law, ordinance, regulation, rule, decree or order applicable to the business or operations of the Company. North Ridge is registered with the National Association of Securities Dealers (the "NASD") as a registered Broker/Dealer and such registration is current in all respects. Neither the Company nor to the best knowledge of the Company any of its employees is the subject of any disciplinary proceedings before, or under investigation by, the NASD, the United States Securities and Exchange Commission (the "SEC"), any securities exchanges or markets, any state securities division or other regulatory bodies except as provided for in Schedule 5.9(b). Neither the Company nor the Sellers have received during the two years prior to the date hereof any written complaints or requests for refunds of commissions paid. Annexed hereto as Schedule 5.9(b) are the Forms U-4 for all registered representatives and

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principals of the Company and all Forms BD and amendments thereto filed with the
SEC during the three years prior to the date hereof. All such filings were to the best knowledge of the Company true and accurate in all material respects when filed and no further amendment thereof is currently (until the execution hereof) required.

                  (c) None of the Company, nor any of the Acquired Assets or transactions contemplated under this Agreement, is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to the Business and operations of the Company.

                  (d) The Company has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and licenses and other governmental consents, except as may be required after the execution of and closing under this Agreement. All of such material permits, licenses and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or, to the best knowledge of Sellers, threatened, and none of them will be affected by the consummation of the transactions contemplated hereby.

                  (e) The Company has operated, and will through the Closing Date operate, in material compliance with all laws, rules, statutes, ordinances, orders and regulations, including, without limitation, those applicable to the Company under the Occupational Safety and Health Act of 1970, as amended, or any equivalent state law. The Company has received no notice of any violation thereof, nor are Sellers or the Company aware of any basis therefor.

         5.10.  Taxes.

                  (a) The Company has, or on or before the Closing Date will have, duly filed all tax reports and returns required to be filed in respect of its business and operations and the Acquired Assets as of June 30, 1998. All such tax reports and returns are or will be complete, accurate and in compliance with all relevant laws and regulations in all material respects, and, none has been audited by any governmental authority. The Company has, or on or before the Closing Date will have, paid and discharged all federal, state, local and foreign taxes, interest, penalties or other payments required, as the case may be, to be paid and then currently due as shown on such tax reports and returns or otherwise in respect of the Acquired Assets and the business, operations and employees of the Company as of October 31, 1998. To the knowledge of Company, no audit of Sellers or the Company is planned or threatened. The Company has withheld proper and accurate amounts from its employees' compensation in substantial compliance with all withholding and similar provisions of the IRS Code of 1986, as amended, and any other applicable law.

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                  (b) The Company has received no notice of any tax deficiency outstanding, proposed or assessed against it, nor does the Company have any knowledge of any basis for any tax deficiency or assessment, nor has the Company executed any waiver of any statute of limitations on the assessment or collection of any tax. No tax liens are upon, pending against or, to the knowledge of the Sellers or the Company, threatened against any Acquired Assets.

         5.11.  Intangible Assets.

                  (a)      "Intellectual Property" means and includes

                           (i) trademarks, trademark registrations, service marks, service mark registrations, applications for trademark and service mark registrations, trade names, copyrights and copyright registration;

                           (ii) license agreements with respect to any of the foregoing intellectual property;

                           (iii) all printed or other written material and all other copyrightable property;

                           (iv) all material trade secrets; and

                           (v) all computer software, programs, and applications.

                  (b) No material Intellectual Property other than that included in the Acquired Assets ("Company Intellectual Property") is used or necessary in connection with the conduct of the Business. No claim is pending or to the best knowledge of the Company threatened against Sellers or the Company by any person or entity relating to (i) any of the Company Intellectual Property, or its use included in the Acquired Assets; (ii) infringement by the Company on the Intellectual Property rights of any person or entity; or (iii) infringement by any person or entity on the Company Intellectual Property rights included in the Acquired Assets. To the knowledge of the Company and Sellers, no valid basis exists for any claims referred to in this Section 5.11(b).

                  (c) The current computer software, programming and applications used by the Company, or held by it for use in the operation of the Business (the "Software"), to the extent they have been designed or developed by Sellers or by consultants on Sellers' behalf or on behalf of the Company, are original and are protected by the copyright laws of the United States, and Sellers or the Company have complete rights to and ownership of such Software. All work performed in connection therewith was "work- for-hire" under the United States Copyright Act, or the product thereof has been assigned in full to Sellers or the Company. To the best knowledge of the Company, no part of such Software or

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the use thereof infringes upon the rights of any other person or entity, or violates or infringes upon any common law or statutory rights of any other person or entity, including, without limitation, rights relating to defamation, contractual rights, copyrights, patents, trade secrets and rights of privacy or publicity. Neither of the Sellers nor the Company has sold, assigned, licensed, distributed or in any other way disposed of or encumbered the Software.

                  (d) The Software, to the extent it is licensed from any third party licensor or constitutes "off-the-shelf" software, is held by the Company legitimately and is fully and freely transferable without any third party consent and is not limited to use on any hardware and/or any site or sites. All of the Company's computer hardware, and all computer hardware of the Seller used or dedicated to use in the Business, has, and has had, only legitimately-licensed software installed therein.

                  (e) To the best knowledge of the Company, the Software is free from any significant software defect or programming or documentation error, operates and runs in a reasonable and efficient business manner, conforms to the specifications thereof, and, with respect to owned Software, the applications can be recreated from their associated source code, which is in the Company's sole custody and control.

                  (f) Neither of the Sellers nor the Company nor any employee or agent of either of the Sellers or the Company has knowingly altered the data, or any Software or supporting software that may in turn damage the integrity of the data, stored in electronic, optical or magnetic form. Seller has no knowledge of the existence of any bugs or viruses with respect to the Software.

                  (g) Seller and the Company shall, to the maximum possible extent, pass through to Purchaser all manufacturer's and supplier's warranties and support contracts for the Software that is not owned by Seller or the Company, and Seller shall upon Purchaser's reasonable request, execute each and every document that is necessary or appropriate to effectuate Purchaser's obtaining and enjoying the benefits of any such pass-through warranty.

                  (h) Seller has furnished all documentation relating to the use, maintenance and operation of the Software, all of which, to the knowledge of Seller, is true and accurate.

                  (i) Schedule 5.11(i) includes a list of all trademarks, service marks and copyrights included in the Acquired Assets and indicating those which are subject to the filing of an affidavit of use or renewal.

         5.12. Employees. The Company has good relations with its current and former employees and current and former independent

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contractors and has not received any material complaint from, and has not engaged in any material dispute with, any of such employees and independent contractors and affiliated brokers during the twelve (12) months prior to the date hereof except for terminations set forth on Schedule 5.17. Annexed hereto as Schedule 5.12 is the Company's registered representative agreement with Clinard. Any provision in this Section 5.12 to the contrary notwithstanding, Sellers give no assurance or guarantee that any one or more employees and/or independent contractors will not terminate his or her relationship with the Company upon or at any time after the execution hereof, although neither the Company nor either of the Sellers has received any notice that any such termination is planned.

         5.13. ERISA. Apart from a health plan that is not unusual in the Company's industry, the Company has no employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), written or oral employment or consulting agreement, severance pay plan, employee relations policy, practice or arrangement, agreements with respect to leased or temporary employees, vacation plan or arrangement, sick plan, stock purchase plan, stock option plan, fringe benefit plan, bonus plan and any deferred compensation agreement, plan or program covering any present or former employee of the Company including any plan which is, or at any time was, sponsored or maintained by (or to which contributions are, were, or at any time were required to have been, made by) the Company or any other organization which is a member of a controlled group of organizations (within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended) of which the Company is a member (the "Controlled Group").

         5.14.  Labor Relations.

                  (a) No employee of any the Company is covered by any collective bargaining agreement.

                  (b) The Company has complied, and is currently in compliance, in all material respects with applicable laws (including, without limitation, ERISA), rules and regulations relating to the employment of labor, including without limitation those relating to wages, hours, unfair labor practices, discrimination and payment of social security and similar taxes.

         5.15.  Contracts. Etc.

                  (a) All contracts, leases, agreements, licenses, commitments and orders to which either or both of Sellers in connection with the Business or the Company is a party or by which Company or any of its assets is bound ("Contracts") are attached as Schedule 5.15.

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                  (b) All such Contracts, are valid and in full force and effect and constitute the legal, valid and binding obligations of the Company and the other parties thereto, and there are no existing defaults by either of the Company, or, to the knowledge of the Company, by any other party thereto, and, to the knowledge of the Company, no event, act or omission has occurred that (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a material default thereunder. No option exists or will arise as a result of the Closing to amend or terminate any Contract. No party to any Contract is paying liquidated damages in lieu of performance.

                  (c) None of such Contracts is to be performed by the Company at a price that would result in a loss to the Company.

                  (d) Neither of the Sellers nor the Company has entered into any agreement or arrangement with Louis P. Karol to pay or cause to be paid any compensation to him or any person or entity affiliated with him on account of the transaction contemplated herein.

         5.16.  Customers and Suppliers.

                  (a) The Company is unaware of any loss or threatened loss of any business from any customer. The Company has not received any material complaint from, and is not engaged in any material dispute with, any customer or supplier.

                  (b) Nothing has come to the attention of either of the Sellers or the Company that should reasonably lead him or it to believe that any customers or suppliers of the Company will terminate or curtail its business relationship with the Company as a result of the Closing hereunder.

         5.17. Absence of Certain Changes, Etc. Since January 1, 1998, except as disclosed in Schedule 5.17 annexed hereto: no event or other development has occurred that would indicate that a material loss or decline in business will occur in the future; no compensation increase for any employee in excess of 10% on an annual basis has been granted or promised; the Company has not established or made any bonus, profit sharing, retirement or other similar payment, plan or arrangement, nor has the Company entered into any union contract or any employment agreement, or agreement with any preparer or sales agent or any franchise agreement, independent dealer/distributor agreement or other contract or arrangement with respect to the performance of services for the Company; no new employee has been retained; nothing has come to the attention of the Company that would lead it to believe that any material adverse change in the business, operations, or prospects of the Business or in the condition of any of the Acquired Assets, or the assets or properties of others leased or used by Company, has occurred or is likely to occur; the Company has not suffered any material damage, destruction or loss to any of its material assets; the Company has not entered

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into any transaction or contract, or amended any contract, which might have a
Material Adverse Effect on the business, financial condition or prospects of the Company; the Company has not canceled or waived any claim or right of material value; neither the Company nor the Sellers have leased or allowed any Lien to arise upon any of the Acquired Assets, or acquired or committed to acquire any material capital assets except for fair market price, in the ordinary course of business, consistent with prior practice, in arms-length transaction with unaffiliated parties; the Company has not delayed or accelerated collection of any note or receivable beyond the usual and customary period therefor or the legal maturity thereof; the Company has not entered into any contract for the purchase of real property or exercised any option to extend or terminate any lease of real property; the Company has not declared or paid any dividend or distributed any asset in respect of any security, whether as a distribution, repurchase, redemption or otherwise; Sellers have operated the Business diligently and only in the usual, ordinary manner and, to the extent consistent with such operation, (i) preserved its current business organization intact,
(ii) preserved its current relationships with employees, customers, suppliers and all other persons having business dealings with them and (iii) maintained in force the insurance policies referred to in Section 5.8 hereof; Sellers have caused the Company to maintain its books, accounts and records in the usual and ordinary manner, and in a manner that fairly and correctly reflects its income, expenses, assets and liabilities in accordance with GAAP; Sellers have not modified or changed any existing right, concession, license, lease, contract, commitment or agreement, and no sale or other disposition of any right or privilege accruing to the Sellers relating to the Business has occurred, except as otherwise provided herein; the Company has not delayed in the payment of any account payable or indebtedness beyond the usual and customary period therefor or the legal maturity thereof; neither the Company nor the Sellers has incurred any indebtedness other than that (i) incurred in the usual and ordinary course of business, or (ii) incurred pursuant to existing contracts disclosed in the Schedules hereto, in all cases not exceeding $5,000 in the aggregate; and the Company has not made any agreement, commitment or arrangement to take any action inconsistent with the obligations under, or prohibited by, this Section 5.17.

         5.18. Fraudulent Conveyances; Bankruptcy. Sellers are not entering into this Agreement with the intent to hinder, delay or defraud present or future creditors of Sellers or of the Company. Sellers are now solvent and are not involved as debtor in any bankruptcy or similar proceeding.

         5.19. Related Party Transactions. The Company has not, except as disclosed in Schedule 5.19 annexed hereto, engaged in any transactions, or entered into any contracts with, in the last year, any other person, corporation or entity, directly or

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
indirectly, affiliated with any of Sellers or the Company or any members of Sellers' families.

         Section 6. Representations and Warranties of Purchaser. Purchaser represents and warrants to Sellers as follows, and acknowledges that Sellers are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Sellers or on their behalf.

         6.1. Authorizations and Binding Effect. Purchaser is duly licensed to carry on its business as currently conducted in the State of New York. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement does not and will not:

                  (i) conflict with, result in the breach of, constitute a default, with or without notice and/or lapse of time, under, result in being declared void or voidable any provision of, or result in any right to terminate or cancel any contract, lease or agreement to which Purchaser or any of its properties is bound;

                  (ii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to Purchaser;

                  (iii) result in the acceleration of any debt or other obligation of Purchaser;

                  (iv) conflict with Purchaser's Certificate of Incorporation or By-Laws; or

                  (v) render Purchaser insolvent as that term is defined under 11 U.S.C. Section 101(32).

         6.2. Judgments. No judgments exist against Purchaser or any of Purchaser's assets.

         6.3. Litigation. No actions, suits, claims, proceedings or investigations (whether or not purportedly on behalf of or against Purchaser), are pending or threatened against Purchaser at law or in equity that relate to the transactions contemplated by this Agreement or that will prohibit Purchaser from performing the obligations to be performed by it hereunder.

         6.4. Nonreliance. Purchaser has not relied in entering into this Agreement on any representation or warranty of Sellers regarding the revenues of the Company from and after July 1, 1998, except indirectly as specifically set forth herein.

         6.5. Financing. Purchaser has sufficient liquid assets or available credit to complete the terms of the transaction contemplated by this Agreement.

         6.6. Execution. Purchaser may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise.

         Section 7.  Covenants.

         7.1. Employment and Noncompete Agreements. Levy shall enter into an Employment Agreement with the Company at the Closing. Sellers shall enter into a Noncompetition Agreement with Purchaser at the Closing. Clinard shall be retained by the Company as a financial consultant and shall enter into a Consulting Agreement with North Ridge at the Closing.

         7.2. Taxes. Sellers shall pay all of the sales taxes or transfer taxes or fees payable as a direct result of the consummation of the transactions contemplated hereby, including the New York State stock transfer tax.

         7.3. Confidentiality. All parties hereto shall keep in strict confidence all information pertaining to the business of the Company and Purchaser and relating to this Agreement, including, without limitation, the terms of such transaction, except as may be required by securities law or other laws.

         7.4. Performance of Contracts. Purchaser shall cause the Company to perform its obligations under each of the contracts listed on Schedule 5.15 to the extent arising from and after the Closing, except to the extent that the Company asserts defenses in good faith to such performance.

         7.5. E&O Insurance. Purchaser shall cause the Company to maintain in force errors and omissions insurance covering the Sellers as employees and/or consultants of the Company comparable to such insurance maintained by the Company prior to June 30, 1998.

         Section 8.        Survival of Representations and Warranties;
                           Indemnifications; Escrow.

         8.1. Survival. The representations, warranties and agreements made in Sections 5 and 6 hereof and in the Schedules hereto by Sellers, Purchaser and the Company shall remain operative and in full force for a period of eighteen months after the Closing Date, except with respect to Sections 5.3, 5.5 and with respect to tax matters, as to which such representations and warranties shall continue to survive for a period of any applicable statutes of limitation, regardless of any investigation made by or on behalf of any party.

         8.2. Indemnification by Seller. To the extent Purchaser or the Company does not receive reimbursement from the insurance policy referred to in Section
7.5 above, Sellers shall defend and indemnify Purchaser from any and all losses, liabilities, proceedings, claims, settlements, judgments, fines, assessments, damages and expenses (including reasonable attorneys' fees and litigation expenses, whether arising out of a third party claim or relating to recovering indemnifiable damages from Company) (collectively, the "indemnifiable damages") that Purchaser may suffer or incur in whole or in part by reason of, or which may arise out of: (i) the inaccuracy of any of the representations of Company or each of the Sellers in this Agreement subject to the time periods as set forth in 8.1; (ii) the breach by Company or any of the Sellers of any of the covenants or warranties herein subject to the time periods as set forth in 8.1; (iii) any and all liabilities (including, without limitation, unasserted claims, whether known or unknown, matured or unmatured, absolute, contingent or otherwise) that are not reflected or are in excess of the amount reflected, in the Balance Sheet or notes thereto except those incurred since the date of the Balance Sheet in the ordinary course of business, consistent with past practice, in arms' length transactions with unrelated parties so long as Purchaser's claim under this clause is made in writing to Seller prior to 18 months after Closing; and (iv) the litigation entitled Essex National Securities, Inc., Annuity Agency of New York, Inc., and The Bank of New York, v. Sergio Toscano d/b/a Village Investments, North Shore Capital Management Corp., and North Ridge Securities Corp. to the extent of damages accrued through date of Closing.

         8.3. Indemnification by Purchaser. Purchaser shall defend, hold harmless and indemnify Seller from any and all "indemnifiable damages" that Seller may suffer or incur by reason of: (i) the inaccuracy or breach of any of the representations and warranties of Purchaser herein; (ii) the breach by Purchaser of any of the covenants or warranties herein;(iii) any claim for breach of Purchaser's obligation to perform contracts under Section 7.4 above;
(iv) failure of Purchaser to comply with any rule or regulation of the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. or involving anti-trust matters to the extent governing Purchaser's business as same relates to this transactions; or (v) any claim by Louis P. Karol for a commission or fee in connection with the introduction of the parties hereto.

         8.4. Notice and Right to Defend Third Party Claims and Perform Remediation.

                  (a) Promptly upon receipt of notice of any third party claim, demand or assessment or the commencement of any suit, action or proceeding in respect of which indemnity may be sought on account of an indemnity agreement contained in this Section 8, the party seeking indemnification (the "Indemnitee") shall notify in writing, within sufficient time to respond to such claim or answer or otherwise plead in such action, the party from whom indemnification is sought (the "Indemnitor") thereof; provided, however, that failure or delay to supply such notice shall not relieve Indemnitor of their indemnification obligation hereunder except to the extent that Indemnitor is actually prejudiced by such failure or delay.

                  (b) In case any claim, demand or assessment is asserted or suit, action or proceeding commenced against an Indemnitee (collectively a "Claim") and it notifies the Indemnitor of the commencement thereof, if the Indemnitor acknowledges its indemnification obligations therefor hereunder, then, the Indemnitor shall be entitled to participate therein, and, to the extent that it may wish, to assume the defense, conduct or settlement thereof, with counsel satisfactory to the Indemnitee, whose consent to the selection of counsel shall not unreasonably be withheld. After notice from the Indemnitor to the Indemnitee of its election so to assume the defense, conduct or settlement thereof, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof; provided, however, that if the Indemnitee has any separate defense from those of the Indemnitor, the Indemnitee shall have the right to be represented by its own counsel at the Indemnitor's expense. The Indemnitee shall have the right in any event to participate in any such defense with its own counsel at its own expense. The Indemnitee will cooperate with the Indemnitor in connection with any such Claim and make personnel, books and records relevant to the Claim available to the Indemnitor at Indemnitor's expense. In the event that the Indemnitor fails timely to defend, contest or otherwise protect against any such Claim, the Indemnitee shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Indemnitor, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such Claim or compromise or settlement thereof.

                  (c) Anything to the contrary herein notwithstanding, prior to finally settling any such Claim, the Indemnitor shall give to the Indemnitee prompt notice of its intention to settle same and the terms of such proposed settlement and acknowledging its indemnification responsibility therefor hereunder. If the Indemnitee shall object to such proposed settlement within 10 days, then the Indemnitee shall thereafter, at its sole expense, assume the control and defense of such claim, suit, action, investigation or proceeding and in such event the liability of the Indemnitor shall be limited to the amount for which the same could have been settled as proposed by the Indemnitor. If the Indemnitee does not object to the terms of the proposed settlement within the aforesaid 10-day period, then the Indemnitor shall have the right to consummate such proposed settlement upon the terms set forth in the aforesaid notice.

         8.5. Escrow. The amount of the Excluded Cash Amount shall be held in escrow by Steinberg, Fineo, Berger & Burlant, P.C., as escrow agent, to satisfy obligations of the Sellers under the indemnification provisions of this Section 8 and price adjustments under Section 3 until 18 months after the Closing, at which time such escrow shall be immediately released except to the extent of the amount equal to any bona fide claim under this Section 8 or Section 3 of which Purchaser shall have delivered to the escrow agent notice in reasonable detail during such 18-month period after Closing and not resolved during such 18-month period.

         Section 9. Further Actions. From time to time, as and when requested by Purchaser, Sellers shall execute and deliver such documents and instruments and shall take such further or other actions as Purchaser may deem necessary or desirable to carry out the intent and purposes of this Agreement, to convey, transfer, assign and deliver to Purchaser, and its successors and assigns, the Shares, to vest in the Company the Acquired Assets (or to evidence any of the foregoing) and to consummate and give effect to the other transactions contemplated hereby.

         Section 10. Broker's Fees. Each of the Company, Sellers and Purchaser represents that it has not used or retained any broker or finder in connection with the transactions contemplated hereby, other than Louis Karol, Esq., the fees of which shall be paid by Purchaser.

         Section 11. Expenses. Except as otherwise specifically provided herein, Levy and Clinard, collectively, and Purchaser shall bear their own, legal fees and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement and the consummation of the transactions hereunder, and the Acquired Assets shall not be reduced or impaired by the payment or accrual of any such costs and expenses by Company.

         Section 12. Entire Agreement. This Agreement, which includes the Schedules and Exhibits hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement between Sellers and Purchaser with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

         Section 13.  Construction.

                  (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (b) Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

         Section 14. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient when delivered personally or telecopied by confirmed facsimile, or three (3) business days after mailing by registered or certified mail, return receipt requested, or the next business day if sent by nationally recognized overnight courier providing for a return receipt, in each case postage prepaid, addressed as follows:

         If to Purchaser:

                  Gilman & Ciocia, Inc.
                  475 Northern Boulevard
                  Great Neck, NY 11021
                  Attn: Chief Financial Officer
                  Facsimile: (516) 482-5014

         with a copy to:

                  Akabas & Cohen
                  488 Madison Avenue, 11th Floor
                  New York, New York 10022
                  Attn:  Seth Akabas, Esq.
                  Facsimile: (212) 308-8582

         If to Sellers:

                  Daniel R. Levy
                  17 Buttonwood Drive
                  Dix Hills, New York 11746

                  Joseph Clinard
                  3 Coyler Drive
                  Greenlawn, New York 11740


         With a copy to:

                  Steinberg, Fineo, Berger & Burlant, P.C.
                  1001 Franklin Avenue, Suite #302
                  Garden City, NY 11530
                  Attn: Stuart Steinberg, Esq.
                  Facsimile: (516) 747-0382

Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed, effective ten (10) days after such notice.

         Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

         Section 16. Assignability. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that Purchaser may assign this agreement to a corporation controlling, controlled by or under common control with the Purchaser, provided that in such case Purchaser shall retain responsibility for the assignees performance hereunder.

         Section 17. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

         Section 18. Third Party Rights. Any other provision of this Agreement to the contrary notwithstanding, this Agreement shall not create benefits for any third party.

         Section 19. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

         Section 20. Counterparts. This Agreement may be executed n multiple counterparts all of which taken together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, Sellers have signed and Purchaser has caused this Agreement to be executed by its duly authorized officer, as of the date first above written.

GILMAN & CIOCIA, INC.



By:      \s\ James Ciocia               \s\ Daniel Levy
      ---------------------             ------------------------
      Name:  James Ciocia                   DANIEL R. LEVY
      Title: President




         \s\ Joseph Clinard
         ------------------
             JOSEPH CLINARD

                                        Escrow Accepted
                                        Steinberg, Fineo, Berger
                                        & Burlant, P.C.

                                        By:\s\ Stuart Steinberg
                                           ---------------------
                                               Stuart Steinberg

                      LIST OF SCHEDULES AND OTHER DOCUMENTS

Basic Agreements
Stock Purchase Agreement

Non-competition Agreement
         Clinard Client List
         Levy Client List

Employment Agreement Levy
         Clinard Client List
         Levy Client List

Stock Option Agreement

Consulting Agreement Clinard
         Clinard Client List
         Levy Client List

Employment Agreement Michalik



Schedules (responsibility)

2.2               excluded personal property

5.2(b):           Certificates of Incorporation; By-Laws

5.4:              Financial Statements (Sacher)

5.5:              tangible property

5.8:              insurance policies

5.9(a):           litigation (SFB&B)

5.9(b):           Forms U-4 and Form BD and all amendments (Levy)

5.11(i):          trademarks, service marks and copyrights

5.12:             Registered Representative Contract of Clinard

5.15:             contracts and leases

5.17:             certain changes (SFB&B and Levy)

5.19:             related party transactions (SFB&B and Levy)



Other Documents (Gilman & Ciocia, Inc.)

Opinion of Akabas & Cohen

Good Standing Certificate of Purchaser

Board Consent of Purchaser

Prospectus

Other Documents (Sellers)

Good Standing Certificates for each Company (SFB&B)
         North Shore
         North Ridge

Lien Searches on Company and Sellers (A&C)
         North Shore
         North Ridge
         Daniel Levy
         Joseph Clinard

Opinion of Sellers' counsel (SFB&B)

Minute Books (SFB&B)



Closing Deliveries

Checks
         Levy $3,000,000
         Clinard $2,000,000
         SFB&B, as escrowee $250,000

Stock Certificates with tax stamps (SFB&B)

Stock Powers(SFB&B)

Post Closing Shareholder Consent of each Company (A&C)

Post Closing Board Consent of each Company (A&C)